SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A
                                Amendment No. 1
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) November 4, 2005
        ---------------------------------------------------------------


                                       FNB Corp.
        ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
------------------------------------------------------------------------------
      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


                101 Sunset Avenue, Asheboro, North Carolina 27203
------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
-------------------------------------------------------------------------


                                       N/A
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
---------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)
    under the  Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

         On November 4, 2005, FNB Corp. ("FNB") filed a Current Report on Form 8-K to report that United Financial, Inc. ("United"), a North Carolina corporation and registered bank holding company, had merged with and into FNB, a North Carolina corporation and registered bank holding company, pursuant to the Agreement and Plan of Merger dated as of May 9, 2005 (the "Merger Agreement") between FNB and United (the "Merger"). Pursuant to the Merger Agreement, shareholders of United were able to elect to receive in the Merger 0.6828 shares of FNB common stock, $14.25 in cash, or a combination of stock and cash for each share of United common stock held. Since filing that Current Report, FNB has learned that its transfer agent, acting as exchange agent for the Merger, made some errors in recording the elections made by United shareholders and in calculating the number of shares of FNB common stock and amount of cash to be paid under the allocation provisions set forth in the Merger Agreement to United shareholders who did not timely make an election. Based on the elections made by United shareholders, as correctly recorded, and the allocation provisions set forth in the Merger Agreement, shareholders of United who did not timely make an election as to the merger consideration they wished to receive will receive $5.71 in cash and 0.4093 shares of FNB common stock for each share of United common stock held. FNB will issue an aggregate of 728,892 shares of its common stock in the Merger, subject to adjustment for cash payments to be made in lieu of fractional shares.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FNB CORP.

Date: November 10, 2005                       By /s/ Jerry A. Little
                                            -----------------------
                                               Jerry A. Little
                                               Secretary and Treasurer